--------------------------------------------------------------------------------
LARGE- AND MID-CAP GROWTH
--------------------------------------------------------------------------------

Alliance Growth
Fund

Annual Report
October 31, 2001
                               [GRAPHIC OMITTED]

                               Alliance Capital [LOGO](R)
                               The Investment Professional's Choice

                          Investment Products Offered
                          ---------------------------
                           o Are Not FDIC Insured
                           o May Lose Value
                           o Are Not Bank Guaranteed
                          ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
December 13, 2001

Dear Shareholder:

This report discusses the investment results and market activity for Alliance Growth Fund (the "Fund") for the annual reporting period ended October 31, 2001.

Investment Objectives and Policies

This open-end fund seeks long-term growth of capital. The Fund invests principally in a diversified portfolio of equity securities of companies with a favorable outlook for earnings and whose rate of growth is expected to exceed that of the United States economy over time.

Investment Results

The following table provides the Fund's performance over the six- and 12-month periods ended October 31, 2001. For comparison, we have shown returns for the Russell 1000 Index, the Russell 3000 Index and the Standard & Poor's (S&P) 500 Stock Index. In addition to the S&P 500 Stock Index, going forward we shall use the Russell 3000 Index, instead of the Russell 1000 Index, to better reflect the full range of capitalization across which the Fund will continue to invest.

INVESTMENT RESULTS*
Periods Ended October 31, 2001

                                                       -------------------------
                                                             Total Returns
                                                       -------------------------
                                                       6 Months        12 Months
--------------------------------------------------------------------------------
Alliance Growth Fund
  Class A                                               -21.60%          -40.50%
--------------------------------------------------------------------------------
  Class B                                               -21.85%          -40.93%
--------------------------------------------------------------------------------
  Class C                                               -21.87%          -40.92%
--------------------------------------------------------------------------------
Russell 3000 Index                                      -14.57%          -25.17%
--------------------------------------------------------------------------------
Russell 1000 Index                                      -14.85%          -26.04%
--------------------------------------------------------------------------------
S&P 500 Stock Index                                     -14.52           -24.83%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of October 31, 2001. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class shares will vary due to different expenses associated with this class. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged Russell 3000 Index is comprised of 3000 of the largest capitalized companies that are traded in the United States. The unmanaged Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. The unmanaged Standard & Poor's (S&P) 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Growth Fund.

      Additional investment results appear on pages 4-7.


--------------------------------------------------------------------------------
                                                        ALLIANCE GROWTH FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

The performance of the Fund during the six-and 12-month periods ended October 31, 2001 was particularly disappointing as compared with both Russell Indices and the S&P 500 Stock Index. The Fund's poor performance reflects the generally difficult environment for growth stocks overall. This environment, combined with particularly severe weakness in a number of communications and technology stocks, contributed to the Fund's underperformance. The Fund's significant exposure to the communications sector late in 2000 and subsequent repositioning into a number of more diversified technology holdings adversely affected its performance ear lier this year. This repositioning was made in light of deterioration in communication industry prospects, and also to achieve exposure to additional longer-term growth sectors such as outsourcing.

Investment Strategy

The Fund seeks to achieve a diversified exposure across market capitalization ranges and growth sectors investing in well-managed companies judged to have significantly superior growth and profitability prospects, not fully reflected in their relative valuations. The Fund is balanced between consistent and cyclical growth companies with significant current exposures to the health care, consumer services, technology, and financial services sectors.

Market Outlook

The tragic events of September 11 constituted a profound shock on an already weakening domestic and global economy. Prior to that date, the domestic manufacturing sector had been contracting since October 2000 with inventory levels decreasing at impressive rates. The consumer sector had decelerated from robust 6% to 8% growth rates early in 2000 to around 2%.

In the short-term, the immediate shock to confidence has resulted in negative gross domestic product (GDP) growth for the third quarter, exacerbated by the huge dislocations within the travel and other related sectors. In the fourth quarter, we expect the GDP growth rate to continue to decline. While this assures additional near-term adverse corporate profit and economic results, we believe the conditions for economic recovery are rapidly developing. These conditions include the cumulative impact of monetary and fiscal actions taken over the past year, superimposed upon a more balanced, if not lean, inventory level within the manufacturing sector.

The manufacturing sector has made considerable progress in adjusting to the slowdown, as evidenced by accelerating inventory liquidation, restructuring, and reduced capital spending. Over the past several months, monetary and fiscal policies have accelerated substantially and are working in unison for the first time in two decades. Reduced interest rates, refinancing, and increases in liquidity are being reinforced by a fiscal stimulus, which is projected to approximate 2% of the GDP this year. In addition, recent weakness in energy prices equates incrementally to a $50 billion stimulus to the U.S. economy. The timing with which these stimula-


--------------------------------------------------------------------------------
2 o ALLIANCE GROWTH FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

tive forces take hold will be dependent upon confidence both within the consumer and corporate sectors.

We believe that the current positioning of the Fund's portfolio provides a balanced exposure to both consistent and cyclical growth companies, which we would expect to prosper in a moderate economic recovery.

Thank you for your continued interest in Alliance Growth Fund. We look forward to reporting to you on the Fund's activity in the ensuing periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Jane Mack Gould

Jane Mack Gould
Vice President


/s/ Alan Levi

Alan Levi
Vice President

[PHOTO] John D. Carifa

[PHOTO] Jane Mack Gould

[PHOTO] Alan Levi

Jane Mack Gould and Alan Levi, Portfolio Managers, have 68 years combined investment experience.


-------------------------------------------------------------------------------
                                                        ALLIANCE GROWTH FUND o 3

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE GROWTH FUND
GROWTH OF A $10,000 INVESTMENT
10/31/91 TO 10/31/01

[The following table was depicted as a mountain chart in the printed material.]


                        Alliance Growth Fund           Russell 3000 Index
-----------------------------------------------------------------------------
   10/31/91                    10000                           10000
   10/31/92                    11050                           11060
   10/31/93                    15165                           12947
   10/31/94                    15478                           13307
   10/31/95                    18470                           16783
   10/31/96                    22315                           20518
   10/31/97                    28706                           27002
   10/31/98                    32659                           31455
   10/31/99                    41736                           39248
   10/31/00                    43898                           43029
   10/31/01                    25931                           32199


S&P 500 Stock Index: $33,212
Russell 1000 Index: $32,976
Russell 3000 Index: $32,199
Alliance Growth Fund Class A: $26,631

This chart illustrates the total value of an assumed $10,000 investment in Alliance Growth Fund Class A shares (from 10/31/91 to 10/31/01) as compared to the performance of appropriate indices. The chart assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Russell 3000 Index is comprised of 3000 of the largest capitalized companies that are traded in the United States.

The unmanaged Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States.

The unmanaged Standard & Poor's (S&P) 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market.

When comparing Alliance Growth Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Growth Fund.


--------------------------------------------------------------------------------
4 o ALLIANCE GROWTH FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE GROWTH FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 10/31

                              [BAR CHART OMITTED]

                Alliance Growth Fund--Yearly Periods Ended 10/31
--------------------------------------------------------------------------------
                              Alliance Growth Fund       Russell 3000 Index
--------------------------------------------------------------------------------
      10/31/92                      11.29%                    10.60%
      10/31/93                      38.20%                    17.05%
      10/31/94                       2.73%                     2.79%
      10/31/95                      20.18%                    26.12%
      10/31/96                      21.65%                    22.25%
      10/31/97                      29.54%                    31.60%
      10/31/98                      14.56%                    16.49%
      10/31/99                      28.69%                    24.78%
      10/31/00                       5.96%                     9.63%
      10/31/01                     -40.50%                   -25.17%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). Returns for Class B, Class C and Advisor Class shares will vary due to different expenses associated with these classes. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period.

The unmanaged Russell 3000 Index is comprised of 3000 of the largest capitalized companies that are traded in the United States. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Growth Fund.


--------------------------------------------------------------------------------
                                                        ALLIANCE GROWTH FUND o 5

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
October 31, 2001

INCEPTION DATES         PORTFOLIO STATISTICS

Class A Shares          Net Assets ($mil): $3,546.3
9/4/90                  Median Market Capitalization ($mil): $18,749
Class B Shares
10/23/87
Class C Shares
8/2/93

SECTOR BREAKDOWN

  21.4% Finance
  20.9% Health Care
  20.8% Consumer Services
  18.9% Technology
   7.2% Multi-Industry Companies      [PIE CHART]
   2.6% Energy
   2.4% Consumer Manufacturing
   2.1% Consumer Staples
   1.8% Transportation
   1.0% Utilities
   0.9% Capital Goods

COUNTRY BREAKDOWN

  94.8% United States
   2.8% Singapore
   1.5% Finland
   0.6% Bermuda                       [PIE CHART]
   0.2% Israel
   0.1% Netherlands

All data as of October 31, 2001. The Fund's sector and country breakdowns are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
6 o ALLIANCE GROWTH FUND

                                                              ------------------
                                                              INVESTMENT RESULTS
                                                              ------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2001

Class A Shares
--------------------------------------------------------------------------------
                             Without Sales Charge        With Sales Charge
               1 Year              -40.50%                   -43.03%
              5 Years                3.78%                     2.89%
             10 Years               10.77%                    10.29%

Class B Shares
--------------------------------------------------------------------------------
                             Without Sales Charge        With Sales Charge
               1 Year              -40.93%                   -42.91%
              5 Years                3.05%                     3.05%
             10 Years(a)            10.16%                    10.16%

Class C Shares
--------------------------------------------------------------------------------
                             Without Sales Charge        With Sales Charge
               1 Year              -40.92%                   -41.42%
              5 Years                3.06%                     3.06%
      Since Inception*               7.71%                     7.71%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES) AS OF THE MOST RECENT QUARTER-END (SEPTEMBER 30, 2001)

                             Class A           Class B         Class C
                              Shares            Shares          Shares
--------------------------------------------------------------------------------
               1 Year        -46.45%           -46.35%          -44.94%
              5 Years          2.27%             2.43%            2.44%
             10 Years          9.83%             9.70%(a)          n/a
      Since Inception*        12.75%            13.74%(a)        -7.10%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total returns for Advisor Class shares will vary due to different expenses associated with this class.

The Fund can invest in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception date: 9/4/90, Class A; 10/23/87, Class B; 8/2/93, Class C.

(a)   Assumes conversion of Class B shares into Class A shares after 8 years.

n/a:  not applicable


--------------------------------------------------------------------------------
                                                        ALLIANCE GROWTH FUND o 7

--------------------
TEN LARGEST HOLDINGS
--------------------

TEN LARGEST HOLDINGS
October 31, 2001

                                                                      Percent of
Company                                             Value             Net Assets
--------------------------------------------------------------------------------
Citigroup, Inc.                            $  185,054,322                   5.2%
--------------------------------------------------------------------------------
Tyco International, Ltd.                      182,335,149                   5.1
--------------------------------------------------------------------------------
Kohl's Corp.                                  154,751,508                   4.4
--------------------------------------------------------------------------------
American International Group, Inc.            152,619,506                   4.3
--------------------------------------------------------------------------------
Harley-Davidson, Inc.                         133,091,556                   3.8
--------------------------------------------------------------------------------
Bank One Corp.                                124,130,600                   3.5
--------------------------------------------------------------------------------
Cardinal Health, Inc.                         121,133,550                   3.4
--------------------------------------------------------------------------------
Comcast Corp. Cl.A                            119,454,720                   3.4
--------------------------------------------------------------------------------
Health Management Associates, Inc. Cl.A       119,007,889                   3.3
--------------------------------------------------------------------------------
Pfizer, Inc.                                  105,156,430                   3.0
--------------------------------------------------------------------------------
                                           $1,396,735,230                  39.4%

MAJOR PORTFOLIO CHANGES
Six Months Ended October 31, 2001
                                               ---------------------------------
                                                            Shares*
                                               ---------------------------------
Purchases                                        Bought        Holdings 10/31/01
--------------------------------------------------------------------------------
Allergan, Inc.                                  880,000                 880,000
--------------------------------------------------------------------------------
American Standard Companies, Inc.               904,600                 904,600
--------------------------------------------------------------------------------
DeVry, Inc.                                     899,200                 899,200
--------------------------------------------------------------------------------
Enzon, Inc.                                     516,800                 516,800
--------------------------------------------------------------------------------
Express Scripts, Inc.                         1,372,300               1,372,300
--------------------------------------------------------------------------------
Health Management Associates, Inc. Cl.A       2,000,000               6,106,100
--------------------------------------------------------------------------------
Jacobs Engineering Group, Inc.                  480,000                 480,000
--------------------------------------------------------------------------------
Southwest Airlines Co.                        2,239,700               2,239,700
--------------------------------------------------------------------------------
Thermo Electron Corp.                         1,025,500               2,200,000
--------------------------------------------------------------------------------
Transocean Sedco Forex, Inc.                    600,000                 600,000
--------------------------------------------------------------------------------

Sales                                            Sold         Holdings 10/31/01
--------------------------------------------------------------------------------
AFLAC, Inc.                                   2,277,000              1,600,400
--------------------------------------------------------------------------------
ALZA Corp. Cl.A                               1,270,000                     -0-
--------------------------------------------------------------------------------
American Home Products Corp.                  1,160,800                714,200
--------------------------------------------------------------------------------
Citigroup, Inc.                               1,470,000              4,065,341
--------------------------------------------------------------------------------
Forest Laboratories, Inc.                       880,000                     -0-
--------------------------------------------------------------------------------
General Electric Co.                          1,920,000                     -0-
--------------------------------------------------------------------------------
J.P. Morgan Chase & Co.                       3,327,306                     -0-
--------------------------------------------------------------------------------
Medtronic, Inc.                               1,870,600                     -0-
--------------------------------------------------------------------------------
Pfizer, Inc.                                  2,690,300              2,509,700
--------------------------------------------------------------------------------
Pharmacia Corp.                               1,746,600                     -0-
--------------------------------------------------------------------------------

* Adjusted for a spin-off.


--------------------------------------------------------------------------------
8 o ALLIANCE GROWTH FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
October 31, 2001

Company                                                 Shares      U.S. $ Value
--------------------------------------------------------------------------------

COMMON STOCKS & OTHER INVESTMENTS-99.7%

Finance-21.4%
Banking-Regional-3.5%
Bank One Corp. .............................         3,740,000    $  124,130,600
                                                                  --------------

Brokerage & Money Management-2.0%
Legg Mason, Inc. (a)........................         1,225,000        51,584,750
Merrill Lynch & Co., Inc. ..................           428,100        18,712,251
                                                                  --------------
                                                                      70,297,001
                                                                  --------------
Insurance-6.1%
AFLAC, Inc. ................................         1,600,400        39,145,784
American International Group, Inc. .........         1,941,724       152,619,506
XL Capital, Ltd. Cl.A (Bermuda).............           264,100        22,939,726
                                                                  --------------
                                                                     214,705,016
                                                                  --------------
Miscellaneous-9.8%
Ambac Financial Group, Inc. ................         1,345,600        64,588,800
Citigroup, Inc. ............................         4,065,341       185,054,322
MBNA Corp. .................................         3,576,537        98,748,187
                                                                  --------------
                                                                     348,391,309
                                                                  --------------
                                                                     757,523,926
                                                                  --------------
Health Care-20.8%
Drugs-7.3%
Allergan, Inc. .............................           880,000        63,175,200
American Home Products Corp. ...............           714,200        39,873,786
Enzon, Inc.(a)(b)...........................           516,800        31,964,080
King Pharmaceuticals, Inc.(b)...............           450,000        17,545,500
Pfizer, Inc. ...............................         2,509,700       105,156,430
                                                                  --------------
                                                                     257,714,996
                                                                  --------------
Medical Products-2.6%
Stryker Corp. ..............................         1,657,400        93,212,176
                                                                  --------------

Medical Services-10.9%
Cardinal Health, Inc. ......................         1,805,000       121,133,550
Express Scripts, Inc.(a)(b).................         1,372,300        56,181,962
Health Management Associates, Inc. Cl.A(b)..         6,106,100       119,007,889
IMS Health, Inc. ...........................         2,124,200        45,394,154
Laboratory Corp. of America Holdings(a)(b)..           247,600        21,343,120
Tenet Healthcare Corp.(b)...................           430,000        24,733,600
                                                                  --------------
                                                                     387,794,275
                                                                  --------------
                                                                     738,721,447
                                                                  --------------
Consumer Services-20.7%
Airlines-1.0%
Southwest Airlines Co. .....................         2,239,700        35,611,230
                                                                  --------------


--------------------------------------------------------------------------------
                                                        ALLIANCE GROWTH FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                                 Shares      U.S. $ Value
--------------------------------------------------------------------------------

Broadcasting & Cable-8.5%
AOL Time Warner, Inc.(b)....................         3,125,000    $   97,531,250
Comcast Corp. Cl.A(b).......................         3,333,000       119,454,720
Liberty Media Corp. Cl.A(b).................         6,929,692        81,008,100
United Pan Europe Cl.A Pfd. (Netherlands)(b)(c)            450         2,250,000
   warrants, expiring 12/08/01(b)...........           218,502                 0
                                                                  --------------
                                                                     300,244,070
                                                                  --------------
Cellular Communications-2.0%
AT&T Wireless Services, Inc.(b).............         5,016,500        72,438,260
                                                                  --------------

Entertainment & Leisure-3.7%
Harley-Davidson, Inc. ......................         2,940,600       133,091,556
                                                                  --------------

Retail - General Merchandise-4.4%
Kohl's Corp.(b).............................         2,782,800       154,751,508
                                                                  --------------

Miscellaneous-1.1%
Career Education Corp.(a)(b)................           593,300        15,467,331
DeVry, Inc.(b)..............................           899,200        24,233,440
                                                                  --------------
                                                                      39,700,771
                                                                  --------------
                                                                     735,837,395
                                                                  --------------
Technology-18.8%
Communications Equipment-4.3%
Cisco Systems, Inc.(b)......................         5,754,700        97,369,524
Nokia Corp. (ADR) (Finland).................         2,630,000        53,941,300
                                                                  --------------
                                                                     151,310,824
                                                                  --------------
Computer Services-1.4%
Affiliated Computer Services, Inc. Cl.A(a)(b)          238,500        20,999,925
Fiserv, Inc.(b).............................           799,800        29,744,562
                                                                  --------------
                                                                      50,744,487
                                                                  --------------
Computer Software-3.7%
Amdocs, Ltd.(b).............................           671,800        17,540,698
BEA Systems, Inc.(b)........................         1,615,000        19,606,100
Check Point Software Technologies,
   Ltd. (Israel)(b).........................           240,000         7,084,800
Mercury Interactive Corp.(a)(b).............           525,000        12,505,500
PeopleSoft, Inc.(b).........................           852,400        25,375,948
VERITAS Software Corp.(b)...................         1,698,100        48,192,078
                                                                  --------------
                                                                     130,305,124
                                                                  --------------
Contract Manufacturing-6.6%
Celestica, Inc.(a)(b).......................           478,500        16,422,120
Flextronics International, Ltd. (Singapore)
   (b)......................................         4,920,000        97,908,000
Sanmina Corp.(b)............................         3,582,300        54,236,022
Solectron Corp.(b)..........................         5,510,300        67,776,690
                                                                  --------------
                                                                     236,342,832
                                                                  --------------
Semi-Conductor Components-1.5%
Altera Corp.(b).............................         1,916,936        38,722,107
Applied Micro Circuits Corp.(b).............         1,235,500        13,627,565
                                                                  --------------
                                                                      52,349,672
                                                                  --------------


--------------------------------------------------------------------------------
10 o ALLIANCE GROWTH FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                                Shares       U.S. $ Value
--------------------------------------------------------------------------------

Miscellaneous-1.3%
Thermo Electron Corp. ......................        2,200,000     $   46,508,000
                                                                  --------------
                                                                     667,560,939
                                                                  --------------
Multi-Industry Companies-7.2%
Danaher Corp.(a) ...........................        1,313,500         73,214,490
Tyco International, Ltd. ...................        3,710,524        182,335,149
                                                                  --------------
                                                                     255,549,639
                                                                  --------------
Energy-2.6%
Oil Service-2.6%
Baker Hughes, Inc. .........................        1,375,000         49,266,250
Transocean Sedco Forex, Inc. ...............          600,000         18,090,000
Weatherford International, Inc.(a)(b).......          698,000         23,892,540
                                                                  --------------
                                                                      91,248,790
                                                                  --------------
Consumer Manufacturing-2.4%
Building & Related-2.4%
American Standard Companies, Inc.(b)........          904,600         52,376,340
Centex Corp. ...............................          285,000         10,904,100
D.R. Horton, Inc.(a) .......................          712,700         15,928,845
KB HOME(a)..................................          265,000          7,830,750
                                                                  --------------
                                                                      87,040,035
                                                                  --------------
Consumer Staples-2.1%
Retail - Food & Drug-2.1%
Kroger Co.(b)...............................        2,983,800         72,983,748
                                                                  --------------

Transportation-1.8%
Air Freight-1.8%
United Parcel Service, Inc. Cl.B............        1,282,000         65,382,000
                                                                  --------------

Utilities-1.0%
Electric & Gas Utility-1.0%
AES Corp.(a)(b).............................        2,448,300         33,908,955
                                                                  --------------

Capital Goods-0.9%
Engineering & Construction-0.9%
Jacobs Engineering Group, Inc.(b)...........          480,000         31,459,200
                                                                  --------------

Total Investments-99.7%
   (cost $4,214,226,710)....................                       3,537,216,074
Other assets less liabilities-0.3%........                             9,117,432
                                                                  --------------
Net Assets-100%...........................                        $3,546,333,506
                                                                  ==============

(a) Securities, or a portion thereof, loaned at October 31, 2001.

(b) Non-income producing security.

(c) Restricted and illiquid security valued at fair value (see notes A & G).

    Glossary:

    ADR - American Depositary Receipt

    See notes to financial statements.


--------------------------------------------------------------------------------
                                                       ALLIANCE GROWTH FUND o 11

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
October 31, 2001

Assets
Investments in securities, at value (cost
   $4,214,226,710)......................................         $3,537,216,074
Cash ................................................                 3,759,594
Collateral held for securities loaned................               189,090,000
Receivable for shares of beneficial interest sold....                39,678,380
Receivable for investment securities sold............                16,441,014
Dividends and interest receivable....................                   207,112
                                                                 --------------
Total assets.........................................             3,786,392,174
                                                                 --------------
Liabilites
Payable for collateral received on securities loaned.               189,090,000
Payable for shares of beneficial interest redeemed...                25,040,798
Payable for investment securities purchased..........                21,102,257
Advisory fee payable.................................                 2,378,126
Distribution fee payable.............................                   584,411
Accrued expenses and other liabilities...............                 1,863,076
                                                                 --------------
Total liabilities....................................               240,058,668
                                                                 --------------
Net Assets...........................................            $3,546,333,506
                                                                 ==============
Composition of Net Assets
Shares of beneficial interest, at par................            $        1,682
Additional paid-in capital...........................             5,060,409,283
Accumulated net investment loss......................                   (27,215)
Accumulated net realized loss on investment
   transactions......................................              (837,034,395)
Net unrealized depreciation of investments and foreign
   currency denominated assets and liabilities.......              (677,015,849)
                                                                 --------------
                                                                 $3,546,333,506
                                                                 ==============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($874,604,147 / 31,917,130 shares of beneficial
   interest issued and outstanding)..................                    $27.40
Sales charge--4.25% of public offering price.........                      1.22
                                                                         ------
Maximum offering price...............................                    $28.62
                                                                         ======
Class B Shares
Net asset value and offering price per share
   ($2,233,259,741 / 114,194,133 shares of beneficial
   interest issued and outstanding)..................                    $19.56
                                                                         ======
Class C Shares
Net asset value and offering price per share
   ($419,382,163 / 21,420,988 shares of beneficial
   interest issued and outstanding)..................                    $19.58
                                                                         ======
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($19,087,455 / 683,766 shares of beneficial
   interest issued and outstanding)..................                    $27.92
                                                                         ======

See notes to financial statements.


--------------------------------------------------------------------------------
12 o ALLIANCE GROWTH FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Year Ended October 31, 2001

Investment Income
Dividends (net of foreign taxes withheld
   of $438,114).........................     $30,133,261
Interest................................       5,616,707        $    35,749,968
                                             -----------
Expenses
Advisory fee............................      37,318,867
Distribution fee--Class A...............       3,512,868
Distribution fee--Class B...............      33,808,976
Distribution fee--Class C...............       6,411,652
Transfer agency.........................      11,820,456
Printing................................       1,789,405
Custodian...............................         553,118
Audit and legal.........................         131,873
Registration............................          91,626
Trustees' fees..........................          30,436
Miscellaneous...........................         159,863
                                             -----------
Total expenses..........................                             95,629,140
                                                                ---------------
Net investment loss.....................                            (59,879,172)
                                                                ---------------
Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency
Transactions
Net realized loss on investment
   transactions.........................                           (876,838,620)
Net realized gain on written option
   transactions.........................                            104,852,613
Net realized loss on foreign currency
   transactions.........................                             (5,157,289)
Net change in unrealized
   appreciation/depreciation of:
   Investments..........................                         (2,003,214,221)
   Written options......................                            (35,251,309)
   Foreign currency denominated assets
     and liabilities....................                                 (5,419)
                                                                ---------------
Net loss on investments and foreign
   currency transactions................                         (2,815,614,245)
                                                                ---------------
Net Decrease in Net Assets
   from Operations.........................                     $(2,875,493,417)
                                                                ===============

See notes to financial statements


--------------------------------------------------------------------------------
                                                       ALLIANCE GROWTH FUND o 13

---------------------------------
STAEMENT OF CHANGES IN NET ASSETS
---------------------------------

STAEMENT OF CHANGES IN NET ASSETS

                                              Year Ended        Year Ended
                                              October 31,       October 31,
                                                 2001              2000
                                           ===============    ===============
Increase (Decrease) in Net Assets
from Operations
Net investment loss ....................   $   (59,879,172)   $   (70,956,079)
Net realized gain (loss) on investments,
   options and foreign currency
   transactions ........................      (777,143,296)     1,088,159,039
Net change in unrealized
   appreciation/depreciation of
   investments, options, and
   foreign currency denominated
   assets and liabilities ..............    (2,038,470,949)      (578,211,009)
                                           ---------------    ---------------
Net increase (decrease) in net assets
   from operations .....................    (2,875,493,417)       438,991,951
Distributions to Shareholders from:
Net realized gain on investments
   Class A .............................      (175,267,271)      (190,225,942)
   Class B .............................      (717,429,848)      (878,876,396)
   Class C .............................      (134,941,540)      (154,838,516)
   Advisor Class .......................        (3,985,744)       (18,003,861)
Transactions in Shares of
Beneficial Interest
Net increase (decrease) ................      (243,313,063)       726,399,194
                                           ---------------    ---------------
Total decrease .........................    (4,150,430,883)       (76,553,570)
Net Assets
Beginning of period ....................     7,696,764,389      7,773,317,959
                                           ---------------    ---------------
End of period ..........................   $ 3,546,333,506    $ 7,696,764,389
                                           ===============    ===============

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE GROWTH FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
October 31, 2001

NOTE A

Significant Accounting Policies

Alliance Growth Fund (the "Fund"), a series of The Alliance Portfolios (the "Trust"), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Shares purchased before August 2, 1993 and redeemed within six years of purchase are subject to different rates than shares purchased after that date. Class B shares purchased on or after August 2, 1993 and held for a period ending eight years after the end of the calendar month of purchase will convert to Class A shares. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities ex change, on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sale price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by,


--------------------------------------------------------------------------------
                                                       ALLIANCE GROWTH FUND o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

or in accordance with procedures adopted by, the Board of Trustees. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities. Listed put and call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day. Over-the-counter written options are valued using prices provided by brokers.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign currency gains and losses represent foreign exchange gains and losses from sales and maturities of debt securities, currency gains and losses realized between the trade and settlement dates on security transactions and the difference between the amounts of dividends and interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The Fund does not isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale of equity securities. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of in vestments, options and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Fund accretes discounts and amortizes premiums as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees. Expenses attributable to


--------------------------------------------------------------------------------
16 o ALLIANCE GROWTH FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

the Fund are charged to the Fund. Expenses of the Trust are charged to the Fund in proportion to net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification. During the current fiscal year, permanent differences, primarily due to net operating loss, resulted in a net decrease in accumulated net investment loss, a net decrease in accumulated net realized loss on investment transactions and a corresponding net decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee equal to the annualized rate of .75% of the Fund's average daily net assets up to $3 billion, .70% of the next $1 billion of the Fund's average daily net assets, .65% of the next $1 billion of the Fund's average daily net assets, and .60% of the Fund's average daily net assets over $5 billion. Such fee is accrued daily and paid monthly.

The Fund compensates Alliance Global Investor Services, Inc. (formerly, Alliance Fund Services, Inc.) a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $8,241,280 for the year ended October 31, 2001.

For the year ended October 31, 2001, the Fund's expenses were reduced by $171,638 under an expense offset arrangement with Alliance Global Investor Services, Inc.

Alliance Fund Distributors, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $374,420 from the sales of Class A shares and $37,504, $3,296,059, and $90,886 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2001.

Brokerage commissions paid on investment transactions for the year ended October 31, 2001 amounted to $16,289,611, of which $515,672 was paid to Sanford
C. Bernstein &Co. LLC, an affiliate of the Adviser.

Accrued expenses includes $27,219 owed to a trustee and a former trustee under the Trust's deferred compensation plan.


--------------------------------------------------------------------------------
                                                       ALLIANCE GROWTH FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Trustees currently limit payments under the Class A plan to .30% of the Fund's average daily net assets attributable to Class A shares.

The Fund is not obligated under the Agreement to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Agreement is to compensate the Distributor for its distribution services with respect to the sale of the Fund's shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Agreement during any year may be more or less than its actual expenses. For this reason, the Agreement is characterized by the staff of the Commission as being of the "compensation" variety.

In the event that the Agreement is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class.

The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $5,909,287,178 and $6,696,996,233, respectively, for the year ended October 31, 2001. There were no purchases or sales in U.S. government and government agency obligations for the year ended October 31, 2001.

At October 31, 2001, the cost of investments for federal income tax purposes was $4,252,865,445. Accordingly, gross unrealized appreciation of investments was $341,360,505 and gross unrealized depreciation of investments was $1,057,009,876 resulting in net unrealized depreciation of $715,649,371, excluding foreign currency transactions and written options.

At October 31, 2001, the Fund had a net capital loss carryforward for federal income tax purposes of $798,395,660, all of which expires in 2009.

1. Option Transactions

For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.


--------------------------------------------------------------------------------
18 o ALLIANCE GROWTH FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. The risk involved in writing an option is that, if the option was exercised the underlying security could then be purchased or sold by the Fund at a disadvantageous price.

Transactions in options written for the year ended October 31, 2001 were as follows:

                                           Number of
                                           Contracts      Premiums
                                           =========   =============

Options outstanding at beginning of year    264,045    $  92,182,045
Options written ........................    141,625       45,303,163
Options terminated in closing
   purchase transactions ...............    (46,500)     (11,808,220)
Options expired ........................   (271,670)    (106,636,298)
Options exercised ......................    (87,500)     (19,040,690)
                                           --------    -------------
Options outstanding at October 31, 2001           0    $           0
                                           ========    =============

2. Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gain or loss on foreign currency transactions.


--------------------------------------------------------------------------------
                                                       ALLIANCE GROWTH FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under for ward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At October 31, 2001, the Fund had no outstanding forward exchange currency contracts.

NOTE E

Securities Lending

The Fund has entered into a securities lending agreement with UBS/Paine Webber, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral in an eligible money market vehicle in accordance with the investment restrictions of the Fund. UBS/PaineWebber will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of October 31, 2001, the Fund had loaned securities with a value of $182,362,604 and received cash collateral of $189,090,000. For the year ended October 31, 2001, the Fund received fee income of $217,500 which is included in interest income in the accompanying statement of operations.

NOTE F

Shares of Beneficial Interest

There is an unlimited number of $0.00001 par value shares of beneficial interest authorized, divided into four classes, designated Class A, Class B,


--------------------------------------------------------------------------------
20 o ALLIANCE GROWTH FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

Class C and Advisor Class shares. Transactions in shares of beneficial interest were as follows:

------------------------------------------------------------------------------------
                              Shares                           Amount
------------------------------------------------------------------------------------
                    Year Ended     Year Ended       Year Ended         Year Ended
                    October 31,    October 31,      October 31,        October 31,
                        2001           2000               2001               2000
------------------------------------------------------------------------------------

Class A
Shares sold          72,764,851     71,735,957    $ 2,567,783,073    $ 3,936,222,805
------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions       3,833,916      3,237,714        157,952,896        173,962,506
------------------------------------------------------------------------------------
Shares converted
  from Class B        2,940,527      3,508,771         97,274,788        193,945,261
------------------------------------------------------------------------------------
Shares redeemed     (79,224,380)   (72,481,512)    (2,805,530,419)    (3,982,488,327)
------------------------------------------------------------------------------------
Net increase            314,914      6,000,930    $    17,480,338    $   321,642,245
====================================================================================

Class B
Shares sold           8,252,271     14,727,815    $   220,357,277    $   617,723,990
------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions      22,289,343     19,876,457        659,768,364        809,766,778
------------------------------------------------------------------------------------
Shares converted
  to Class A         (4,097,100)    (4,635,590)       (97,274,788)      (193,945,261)
------------------------------------------------------------------------------------
Shares redeemed     (39,950,959)   (20,865,296)      (995,858,323)      (872,404,258)
------------------------------------------------------------------------------------
Net increase
  (decrease)        (13,506,445)     9,103,386    $  (213,007,470)   $   361,141,249
====================================================================================

Class C
Shares sold           7,355,130     18,231,876    $   188,382,911    $   764,645,298
------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions       4,215,359      3,526,794        124,901,671        143,787,252
------------------------------------------------------------------------------------
Shares redeemed     (14,416,347)   (18,280,386)      (360,407,290)      (766,160,441)
------------------------------------------------------------------------------------
Net increase
  (decrease)         (2,845,858)     3,478,284    $   (47,122,708)   $   142,272,109
====================================================================================

Advisor Class
Shares sold             208,982        260,609    $     7,536,942    $    14,492,167
------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions          87,825        310,054          3,678,116         16,851,438
------------------------------------------------------------------------------------
Shares redeemed        (333,001)    (2,360,012)       (11,878,281)      (130,000,014)
------------------------------------------------------------------------------------
Net decrease            (36,194)    (1,789,349)   $      (663,223)   $   (98,656,409)
====================================================================================

--------------------------------------------------------------------------------
                                                       ALLIANCE GROWTH FUND o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE G

Restricted Security

                     Date Acquired      U.S. $ Cost
                     -------------      -----------
United Pan Europe
Cl.A Pfd........          11/30/00      $45,000,000

The security shown above is restricted as to resale and has been valued at fair value in accordance with the procedures described in Note A. The Fund will not bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of this security.

The value of this security at October 31, 2001 was $2,250,000 representing 0.06% of net assets.

NOTE H

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2001.


--------------------------------------------------------------------------------
22 o ALLIANCE GROWTH FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                        --------------------------------------------------------------------------------
                                                                             Class A
                                        --------------------------------------------------------------------------------
                                                                      Year Ended October 31,
                                        --------------------------------------------------------------------------------
                                           2001              2000              1999              1998               1997
                                        --------------------------------------------------------------------------------
Net asset value,
  beginning of period .........           $52.42            $56.32            $47.17            $43.95            $34.91
                                        --------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(a) ........             (.22)             (.17)             (.15)             (.05)             (.10)
Net realized and unrealized
  gain (loss) on investments,
  options and foreign
  currency transactions .......           (19.10)             3.71             13.01              6.18             10.17
                                        --------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ..................           (19.32)             3.54             12.86              6.13             10.07
                                        --------------------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains ..............            (5.70)            (7.44)            (3.71)            (2.91)            (1.03)
                                        --------------------------------------------------------------------------------
Net asset value,
  end of period ...............           $27.40            $52.42            $56.32            $47.17            $43.95
                                        ================================================================================
Total Return
Total investment return based
  on net asset value(b) .......           (40.50)%            5.96%            28.69%            14.56%            29.54%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............         $874,604        $1,656,689        $1,441,962        $1,008,093          $783,110
Ratio to average net assets of:
  Expenses ....................             1.28%             1.14%             1.18%             1.22%(c)          1.26%(c)
  Net investment loss .........             (.61)%            (.30)%            (.28)%            (.11)%            (.25)%
Portfolio turnover rate .......              115%               58%               62%               61%               48%

See footnote summary on page 26.


--------------------------------------------------------------------------------
                                                       ALLIANCE GROWTH FUND o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                     -----------------------------------------------------------------------------------
                                                                            Class B
                                     -----------------------------------------------------------------------------------
                                                                    Year Ended October 31,
                                     -----------------------------------------------------------------------------------
                                           2001              2000              1999              1998               1997
                                     -----------------------------------------------------------------------------------
Net asset value,
  beginning of period............        $39.49            $44.40            $38.15            $36.31            $29.21
                                     -----------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(a)...........          (.34)             (.43)             (.42)             (.31)             (.31)
Net realized and unrealized
  gain (loss) on investments,
  options and foreign
  currency transactions..........        (13.89)             2.96             10.38              5.06              8.44
                                     -----------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations.....................        (14.23)             2.53              9.96              4.75              8.13
                                     -----------------------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains.................         (5.70)            (7.44)            (3.71)            (2.91)            (1.03)
                                     -----------------------------------------------------------------------------------
Net asset value,
  end of period..................        $19.56            $39.49            $44.40            $38.15            $36.31
                                     ===================================================================================
Total Return
Total investment return based
  on net asset value(b).                 (40.93)%            5.18%            27.79%            13.78%            28.64%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)................    $2,233,260        $5,042,755        $5,265,153        $4,230,756        $3,578,806
Ratio to average net
  assets of:
  Expenses.......................          2.00%             1.86%             1.90%             1.94%(c)          1.96%(c)
  Net investment loss............         (1.31)%           (1.02)%           (1.00)%            (.83)%            (.94)%
Portfolio turnover rate..........           115%               58%               62%               61%               48%

See footnote summary on page 26.


--------------------------------------------------------------------------------
24 o ALLIANCE GROWTH FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                     -----------------------------------------------------------------------------------
                                                                            Class C
                                     -----------------------------------------------------------------------------------
                                                                     Year Ended October 31,
                                     -----------------------------------------------------------------------------------
                                           2001              2000              1999              1998              1997
                                     -----------------------------------------------------------------------------------
Net asset value,
  beginning of period...........         $39.52            $44.42            $38.17            $36.33            $29.22
                                     -----------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(a)..........           (.34)             (.43)             (.42)             (.31)             (.31)
Net realized and unrealized
  gain (loss) on investments,
  options and foreign
  currency transactions.                 (13.90)             2.97             10.38              5.06              8.45
                                     -----------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations....................         (14.24)             2.54              9.96              4.75              8.14
                                     -----------------------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains................          (5.70)            (7.44)            (3.71)            (2.91)            (1.03)
                                     -----------------------------------------------------------------------------------
Net asset value,
  end of period.................         $19.58            $39.52            $44.42            $38.17            $36.33
                                     ===================================================================================
Total Return
Total investment return based
  on net asset value(b).                 (40.92)%            5.20%            27.78%            13.76%            28.66%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)...............       $419,382          $959,043          $923,483          $718,688          $599,449
Ratio to average net
  assets of:
  Expenses......................           1.98%             1.85%             1.90%             1.93%(c)          1.97%(c)
  Net investment loss...........          (1.29)%           (1.02)%           (1.00)%            (.83)%            (.95)%
Portfolio turnover rate.........            115%               58%               62%               61%               48%

See footnote summary on page 26.


--------------------------------------------------------------------------------
                                                       ALLIANCE GROWTH FUND o 25

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                     -----------------------------------------------------------------------------------
                                                                         Advisor Class
                                     -----------------------------------------------------------------------------------
                                                                     Year Ended October 31,
                                     -----------------------------------------------------------------------------------
                                          2001               2000              1999              1998              1997
                                     -----------------------------------------------------------------------------------
Net asset value,
  beginning of period............       $53.17             $56.88            $47.47            $44.08            $34.91
                                     -----------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income (loss)(a)..         (.11)              (.02)              .02               .08              (.05)
Net realized and unrealized
  gain (loss) on investments,
  options and foreign
  currency transactions..........       (19.44)              3.75             13.10              6.22             10.25
                                     -----------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations.....................       (19.55)              3.73             13.12              6.30             10.20
                                     -----------------------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains.................        (5.70)             (7.44)            (3.71)            (2.91)            (1.03)
                                     -----------------------------------------------------------------------------------
Net asset value,
  end of period..................       $27.92             $53.17            $56.88            $47.47            $44.08
                                     ===================================================================================
Total Return
Total investment return based
  on net asset value(b).                (40.34)%             6.27%            29.08%            14.92%            29.92%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)................      $19,087            $38,278          $142,720          $174,745          $101,205
Ratio to average net
  assets of:
  Expenses.......................          .98%               .83%              .88%              .93%(c)           .98%(c)
  Net investment income
    (loss).......................         (.30)%              .03%              .03%              .17%             (.12)%
Portfolio turnover rate..........          115%                58%               62%               61%               48%

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c) Ratios reflect expenses grossed up for expense offset arrangement with the transfer agent. For the years ended October 31, 1998 and 1997 the ratios of expenses to average net assets were 1.21% and 1.25% for Class A shares, 1.93% and 1.95% for Class B shares, 1.92% and 1.95% for Class C shares and .92% and .96% for Advisor Class shares, respectively.


--------------------------------------------------------------------------------
26 o ALLIANCE GROWTH FUND

                                               ---------------------------------
                                               REPORT OF INDEPENDENT ACCOUNTANTS
                                               ---------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of Alliance Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance Growth Fund (one of the portfolios of The Alliance Portfolios, hereafter referred to as the "Fund") at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and per form the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
December 14,  2001

TAX INFORMATION
(unaudited)

In order to meet certain requirements of the Internal Revenue Code we are advising you that the Fund paid $812,165,869 of capital gain distributions during the fiscal year ended October 31, 2001, which are subject to a maximum tax rate of 20%.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 2002.


--------------------------------------------------------------------------------
                                                       ALLIANCE GROWTH FUND o 27

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

capital

Cash or goods that are used to generate income. Also, the net worth of a business (the amount by which its assets exceed its liabilities).

earnings

Revenues minus cost of sales, operating expenses, and taxes, over a given period of time. Earnings are often the most important determinant of a company's stock price.

monetary policy

The regulation of the money supply and interest rates by a country's central bank for the purpose of controlling inflation and stabilizing currency.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

portfolio

The collection of securities that make up a fund's or an investor's investments.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.


--------------------------------------------------------------------------------
28 o ALLIANCE GROWTH FUND

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL

The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $421 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 37 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 646 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 9/30/01.


--------------------------------------------------------------------------------
                                                       ALLIANCE GROWTH FUND o 29

--------------------------------
ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o  Automatic Reinvestment

   You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o  Automatic Investment Program

   Build your investment account by having money automatically transferred from your bank account on a regular basis.

o  Dividend Direction Plans

   You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o  Auto Exchange

   You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o  Systematic Withdrawals

   Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o  E-Statements and Electronic Delivery

   Sign up to view your quarterly mutual fund, retirement or CollegeBoundfund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o  A Choice of Purchase Plans

   Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o  Telephone Transaction

   Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o  Alliance Answer: 24-Hour Information

   For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o  The Alliance Advance

   A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Website at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
30 o ALLIANCE GROWTH FUND

                                                                        --------
                                                                        TRUSTEES
                                                                        --------

TRUSTEES

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Brenton W. Harries(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Bruce Calvert, Senior Vice President
Kathleen A. Corbet, Senior Vice President
Wayne D. Lyski, Senior Vice President
Jane Mack Gould, Vice President
Alan Levi, Vice President
Edmund P. Bergan, Jr., Clerk
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller & Chief Accounting Officer

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Ropes & Gray
One International Place
Boston, MA 02110-2624

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036-2798

(1) Member of the Audit Committee.


--------------------------------------------------------------------------------
                                                       ALLIANCE GROWTH FUND o 31

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds
Growth & Income Fund
Growth Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Technology Fund
The Alliance Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
32 o ALLIANCE GROWTH FUND

Alliance Growth Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

GROWTHAR1001